UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): January 22, 2016

Carey Watermark Investors 2 Incorporated

(Exact Name of Registrant as Specified in its Charter)

Maryland

(State or Other Jurisdiction of Incorporation)

000-55461	46-5765413
(Commission File Number)	(IRS Employer Identification No.)

50 Rockefeller Plaza, New York, NY	10020
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:  (212) 492-1100

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

The information set forth under Item 2.01 of this Current Report on Form 8-K (the “Report”) is incorporated herein by reference.

Item 2.01 Completion of Acquisition or Disposition of Assets

On January 22, 2016, a wholly-owned subsidiary of Carey Watermark Investors 2 Incorporated (“CWI 2”) completed the acquisition of 95.4% of the Seattle Marriott Bellevue hotel from WPPI Bellevue MFS, LLC, an unaffiliated third party. The remaining 4.6% interest is retained by the original owner. The 384-room hotel is located in Bellevue, Washington.  CWI 2’s total investment in the property is approximately $186.9 million, including a $179.0 million purchase price and $4.7 million of acquisition-related costs and planned capital improvements.

CWI 2 obtained $100.0 million in non-recourse debt financing, with an annual interest rate effectively fixed at 3.88% and a maturity date of January 22, 2020. The loan is interest-only for the first 36 months. The equity portion of CWI 2’s investment was financed in part by a loan of $20.0 million from a subsidiary of W. P. Carey Inc., which is the ultimate parent of CWI 2’s advisor and holds an indirect interest in CWI 2, at a rate of the London Interbank Offered Rate plus 1.1% and a maturity date of February 17, 2016.

The foregoing description does not purport to be complete and is subject to, and qualified its entirety by, reference to the Contribution Agreement, by and among WPPI Bellevue MFS, LLC, CWI 2 Bellevue Hotel, LLC (formerly known as CWI Bellevue Hotel, LLC), CWI OP, LP and CWI 2 OP, LP, dated as of September 15, 2015 and the First Amendment to Contribution Agreement by and among WPPI Bellevue MFS, LLC, CWI 2 Bellevue Hotel, LLC (formerly known as CWI Bellevue Hotel, LLC), CWI OP, LP and CWI 2 OP, LP, dated as of January 22, 2016. Copies of the agreements are filed hereto as Exhibit 10.1 and 10.2 and are incorporated herein by reference.

Item 9.01 - Financial Statements and Exhibits.

(a) and (b)

Pursuant to Items 9.01(a) and (b) of Form 8-K, the registrant hereby undertakes to file any financial statements required to be filed in response to Item 2.01 of Form 8-K through an amendment to this Report within 71 days after the date that this Report is filed.

(d) Exhibits

Exhibit No.	Description

10.1	Contribution Agreement, by and among WPPI Bellevue MFS, LLC, CWI 2 Bellevue Hotel, LLC (formerly known as CWI Bellevue Hotel, LLC), CWI OP, LP and CWI 2 OP, LP, dated as of September 15, 2015

10.2

First Amendment to Contribution Agreement by and among WPPI Bellevue MFS, LLC, CWI 2 Bellevue Hotel, LLC (formerly known as CWI Bellevue Hotel, LLC), CWI OP, LP and CWI 2 OP, LP, dated as of January 22, 2016

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

Carey Watermark Investors 2 Incorporated

Date: January 28, 2016	By:	/s/ Noah K. Carter
Noah K. Carter
Controller and Principal Accounting Officer